Income Taxes	9 Months Ended	12 Months Ended
	Sep. 29, 2012	Dec. 31, 2011
Income Taxes

9. INCOME TAXES

Income taxes for the interim periods presented have been included in our unaudited condensed consolidated financial statements on the basis of an estimated annual effective tax rate, adjusted for discrete items. The income tax expense for these periods differed from the amount which would have been recorded using the U.S. statutory tax rate due primarily to certain foreign and U.S. federal and state valuation allowances provided against deferred tax assets, the impact of nondeductible expenses, foreign taxes, and deferred taxes on the assumed repatriation of foreign earnings.

For the three and nine months ended September 29, 2012, we recorded income tax expense of approximately $0.6 million and $3.0 million, respectively, on pre-tax losses of $22.0 million and $68.5 million, respectively, resulting in negative effective tax rates of 2.6% and 4.5%, respectively. For the three and nine months ended October 1, 2011, we recorded income tax benefits of approximately $14.1 million and $36.1 million, respectively, on pre-tax losses of approximately $39.8 million and $101.6 million, respectively, resulting in effective tax rates of 35.4% and 35.5%, respectively. The change in our effective tax rates from 2011 to 2012 primarily relates to U.S federal and state valuation allowances provided against deferred tax assets beginning in the first quarter of 2012 and differences in our projected annualized effective tax rates for each year. Given the relationship between fixed dollar tax items and pre-tax financial results, the projected annual effective tax rate can change materially based on small variations of income.

We have recorded valuation allowances against a portion of the deferred tax assets related to our 2012 U.S. federal and state net operating losses. We record net deferred tax assets to the extent we conclude that it is more likely than not that the related deferred tax assets will be realized. In making such determination, we consider all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies and recent financial operations. At this time, we cannot conclude that it is more likely than not that the benefit from certain U.S. federal and state net operating loss carryforwards will be realized. Accordingly, we have provided valuation allowances of $7.8 million and $24.7 million, respectively, on the deferred tax assets related to the net operating loss carryforwards generated in the three and nine months ended September 29, 2012. If our assumptions change and we determine that it is more likely than not that we will be able to realize the deferred tax assets related to these net operating losses, reversal of the valuation allowances we have recorded against those deferred tax assets will be recognized as a reduction of income tax expense. The establishment of valuation allowances does not preclude us from utilizing our loss carryforwards or other deferred tax assets in the future and does not impact our cash resources.

We and our subsidiaries file income tax returns in the U.S. federal jurisdiction and various states and foreign jurisdictions. With few exceptions, we are no longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities for years before 2008. The Internal Revenue Service (IRS) completed its field examination of our 2005 and 2006 tax years during the first half of 2010. The IRS had originally proposed material adjustments related to deductions for transaction costs, stock options expense and bad debt expense included in our 2006 tax return. During the second quarter of 2012, we engaged in discussions and negotiations with IRS appeals officers with respect to the adjustments proposed by the IRS. In the fourth quarter of 2012, we received documentation from the IRS signifying the completion of the audit. As anticipated, the closing of the audit will not result in a material reduction to our currently unreserved net operating losses and will result in a reduction to our unrecognized tax benefits of approximately $7.5 million in the fourth quarter.

At September 29, 2012, our gross unrecognized tax benefits were $18.6 million, reflecting a reduction of $0.8 million, due to the expiration of certain statutes of limitation related to transfers of intellectual property, from the unrecognized amount of $19.4 million at December 31, 2011. As of September 29, 2012, we have $2.4 million accrued for interest and penalties related to these unrecognized tax benefits. To the extent all or a portion of our gross unrecognized tax benefits are recognized in the future, no U.S. federal tax benefit for related state income tax deductions would result due to the existence of the U.S. federal valuation allowance. In addition to the reduction of unrecognized tax benefits related to the completion of the IRS appeals process, we anticipate that approximately $0.6 million of unrecognized tax benefits related to transfers of intellectual property and $0.2 million of aggregate of other individually immaterial unrecognized tax benefits will decrease in the next twelve months due to the expiration of the statutes of limitation. As of September 29, 2012, we have unrecognized various foreign and U.S. state tax benefits of approximately $4.0 million, which, if recognized, would impact our effective tax rate in future periods.

16.	INCOME TAXES

DJO files consolidated tax returns in the U.S. The income taxes of domestic and foreign subsidiaries not included within the consolidated U.S. tax group are presented in our financial statements based on a separate return basis for each tax-paying entity or group.

The components of loss from continuing operations before income tax benefit consist of the following (in thousands):

	Year Ended December 31,
	2011	2010	2009
U.S. operations	$(283,137)	$(92,599)	$(76,881)
Foreign operations	17,006	6,669	5,812

	$(266,131)	$(85,930)	$(71,069)

The income tax benefit consists of the following (in thousands):

	Year Ended December 31,
	2011	2010	2009
Current income taxes:
U.S. Federal	$(1,175)	$(305)	$1,144
U.S. State	1,619	1,308	2,321
Foreign	6,019	4,429	(2,147)

Total current income taxes	6,463	5,432	1,318

Deferred income taxes:
U.S. Federal	(54,875)	(28,231)	(19,708)
U.S. State	(2,889)	(8,879)	(8,627)
Foreign	(1,243)	(2,577)	5,339

Total deferred income taxes	(59,007)	(39,687)	(22,996)

Total income tax benefit	$(52,544)	$(34,255)	$(21,678)

The difference between the income tax benefit derived by applying the U.S. Federal statutory income tax rate of 35% to loss from continuing operations before income tax and the income tax benefit recognized in the consolidated financial statements is as follows (in thousands):

	Year Ended December 31,
	2011	2010	2009
Benefit derived by applying the U.S. Federal statutory income tax rate to loss from continuing operations before income taxes	$(93,144)	$(30,075)	$(24,874)
Add (deduct) the effect of:
State tax benefit, net	(5,315)	(2,594)	(1,071)
Change in state effective tax rates	—	(2,350)	(3,859)
Change in German tax laws	—	—	(379)
Gain on subsidiary stock sale	—	—	2,609
Unrecognized tax benefits	(344)	706	2,460
Goodwill impairment	39,513	—	—
Valuation allowance	2,100	(470)	519
Foreign exchange gain	—	(37)	1,816
Permanent differences and other, net	4,646	565	1,101

	$(52,544)	$(34,255)	$(21,678)

The components of deferred income tax assets and liabilities are as follows (in thousands):

	December 31, 2011	December 31, 2010
Deferred tax assets:
Net operating loss carryforwards	$149,142	$124,810
Receivables reserve	22,689	25,615
Other	37,702	35,175

Gross deferred tax assets	209,533	185,600
Valuation allowance	(6,163)	(4,664)

Net deferred tax assets	203,370	180,936

Deferred tax liabilities:
Intangible assets	(392,113)	(398,509)
Foreign earnings repatriation	(12,024)	(14,073)
Other	(7,969)	(10,206)

Gross deferred tax liabilities	(412,106)	(422,788)

Net deferred tax liabilities	$(208,736)	$(241,852)

At December 31, 2011, we maintain $625 million of net operating loss carryforwards in the U.S., which expire over a period of one to 20 years. Our European net operating loss carryforwards of $6 million generally are not subject to expiration dates, unless we trigger certain events.

At December 31, 2011 and 2010, we recorded gross deferred tax assets of $209.5 million, and $185.6 million, respectively, which we reduced by valuation allowances of $6.2 million, and $4.7 million, respectively. We have recorded a valuation allowance against certain European and domestic net operating loss carryforwards due to uncertainties regarding our ability to realize these deferred tax assets.

We do not intend to permanently reinvest the earnings of foreign operations. Accordingly, we recorded a deferred tax expense of $1.5 million, $1.1 million and $0.5 million for the years ended December 31, 2011, 2010 and 2009, respectively, for unrepatriated foreign earnings in those years.

We and our subsidiaries file income tax returns in the U.S. federal, state and local, and foreign jurisdictions. With few exceptions, we are no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2007. The Internal Revenue Service (IRS) completed its field examination of the 2005 and 2006 tax years during the first half of 2010. The IRS has proposed material adjustments related to transaction cost, stock option, and bad debt deductions included in our 2006 tax return. We intend to appeal each of the proposed adjustments vigorously through the IRS appeals process. However, should the IRS’ proposed adjustments be upheld in appeals, a material reduction in our currently unreserved net operating losses could result.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows (in thousands):

	Year Ended December 31,
	2011	2010	2009
Balance, beginning of year	$17,659	$17,495	$14,294
Additions based on tax positions related to current year	777	372	2,660
Additions for tax positions related to prior years	3,097	477	1,114
Reductions for tax positions of prior years	—	—	—
Reduction due to lapse of statute of limitations	(2,065)	(685)	(474)
Reductions for settlements of tax positions	(25)	—	(99)

Balance, end of year	$19,443	$17,659	$17,495

To the extent our gross unrecognized tax benefits are recognized in the future, a reduction of $2.0 million of U.S. Federal tax benefit for related state income tax deductions would result. There is a reasonable possibility that the closing of the IRS appeals process could result in a material reduction to our unrecognized tax benefits within the next twelve months. Due to the fact that the appeals process has not been finalized, the amount of the unrecognized tax benefits that may be reduced cannot be reasonably estimated. We anticipate that approximately $0.8 million of uncertain tax positions related to transfers of intellectual property and $0.6 million of unrecognized tax positions, each of which are individually immaterial, will decrease in the next twelve months due to the expiration of the statute of limitations. The majority of our unrecognized tax benefits will impact the effective tax rate upon recognition; however, $0.5 million related to prior acquisitions will impact other balance sheet accounts due to various indemnification provisions. We recognized interest and penalties of $0.2 million, $0.6 million and $0.5 million in the years ended December 31, 2011, 2010 and 2009, respectively, which was included as a component of income tax benefit in our consolidated statements of operations. As of December 31, 2011 and 2010, we have $2.4 million and $2.2 million, respectively, accrued for interest and penalties.